China Rural Credit Cooperatives

 Loan Agreement

Ref#: Nongxindijiezi (2002) 1

Lender: Ji’An City Qingshi Credit Cooperatives

Borrower: JI’An City Linyuan Grape Planting Co. Ltd.

Mortgagor: Ji’An City Linyuan Grape Planting Co., Ltd.

Mutually agreed by Lender, Borrower and Mortgagor, this loan agreement was drafted in accordance with State related lending laws.

The lender agrees to issue a loan to the borrower under the following terms:

1.	Type of Loan: Short Term Agriculture Loan

2.	Loan Purpose: Planting

3.	Loan Amount: 2,000,000 RMB

4.	Loan Period: From February 4, 2002 to February 4, 2003 Repayment date is February 4, 2003

5.	Interest Rate: 6.325% annually

6.	Payment Terms: Pay interest when the company is generating profit

II.	Borrower agrees to use his disposable property (appraisal value 4,000,000 RMB) as a collateral which provides a guarantee to the Lender.

When Borrower could not pay back the loan, Lender has the right to pledge, sale or dispose the collaterals and pay off the loan amount from the proceeds.

The collateral coverage includes principal, interest and administrative fee.

The collateral period is established from the day of the pledge until all the loan amount has been paid off.

Mortgagor:  Tonghua Yuanlin Grape Planting Co. Ltd.
Legal Representative: Qiu Ping
Address: Qingshi Town, Ji’An City
Agent: Qiu, Ping
Address: Dongchang District, Tonghua City
Phone Number: 0431-88630861
Zip Code: 13400
Date: February 4, 2002

Mortgagee: Ji’An Qingshi Credit Cooperatives
Legal Representative: Cui Yulin
Address:  Qingshi Town, Ji’An City
Agent: Sun Xiaohong
Address: Qingshi Town, Ji’An City
Phone Number: 13756093256
Zip Code: 134000
Date:  February 4, 2002